UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026
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A. O. Smith Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	AOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2026, A. O. Smith Corporation (the “Company") disclosed that it has selected Carrie Anderson as its Executive Vice President and Chief Financial Officer effective July 1, 2026. She will succeed Charles T. Lauber, who has decided to retire from the Company. He will temporarily continue his employment with the Company after July 1, 2026, until his retirement to facilitate the transition.

Ms. Anderson, age 57, brings extensive experience to the Company across global industrial, manufacturing and technology companies. She most recently served as executive vice president and chief financial officer of The Campbell’s Company, a packaged food and beverage company, from January 2023 to October 2025. Prior to Campbell’s, Ms. Anderson served as executive vice president and chief financial officer at Integra LifeSciences, a leading global medical technology company, from June 2019 to January 2023. She previously held senior finance leadership roles at Dover Corporation and Delphi Corporation. Anderson began her career as an engineer with General Motors.

In connection with Ms. Anderson’s appointment as the Company’s Chief Financial Officer, the Company has agreed that Ms. Anderson will receive compensation, including an annual base salary, participation in the Company’s annual Executive Bonus Plan and annual equity awards under the Company’s Combined Incentive Compensation Plan, and be eligible to participate in the benefit plans and arrangements made available generally to the Company’s executive officers, including the Senior Leadership Severance Plan, all in a manner consistent in all material respects with the compensation that the Company provides to its executive officers. Such compensation and benefit plans and arrangements are described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 4, 2026. In addition, the Personnel and Compensation Committee of the Board of Directors of the Company approved an award of restricted stock units to Ms. Anderson with a value of $1,500,000 as an incentive for her to join the Company, which will vest three years after the grant date. She will also receive relocation assistance, including a special allowance of two months of salary to cover incidental expenses.

Item 9.01        Financial Statements and Exhibits
The following exhibit is being filed herewith:

104    Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: May 19, 2026	By:	/s/Paul J. Jones
Paul J. Jones
Senior Vice President, General Counsel and Chief Compliance Officer